CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent Mutual Funds of our reports dated December 17, 2025 and February 17, 2026, relating to the financial statements and financial highlights of the funds indicated in Appendix I, which appear in Thrivent Mutual Fund’s Certified Shareholder Reports on Form N-CSR for the years ended in Appendix I. We also consent to the references to us under the headings “Financial Statements”, “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 25, 2026

Appendix I
Fund	Period	Opinion Date
Thrivent Mutual Funds

Thrivent Aggressive Allocation Fund	Year ended 10/31/2025	12/17/2025

Thrivent Conservative Allocation Fund	Year ended 12/31/2025	2/17/2026

Thrivent Dynamic Allocation Fund	Year ended 10/31/2025	12/17/2025

Thrivent Global Stock Fund	Year ended 10/31/2025	12/17/2025

Thrivent Government Bond Fund	Year ended 10/31/2025	12/17/2025

Thrivent High Yield Fund	Year ended 10/31/2025	12/17/2025

Thrivent High Yield Municipal Bond Fund (Formerly known as Thrivent High Income Municipal Bond Fund)	Year ended 10/31/2025	12/17/2025

Thrivent Income Fund	Year ended 10/31/2025	12/17/2025

Thrivent International Equity Fund	Year ended 10/31/2025	12/17/2025

Thrivent Large Cap Growth Fund	Year ended 10/31/2025	12/17/2025

Thrivent Large Cap Value Fund	Year ended 10/31/2025	12/17/2025

Thrivent Mid Cap Growth Fund	Year ended 10/31/2025	12/17/2025

Thrivent Mid Cap Stock Fund	Year ended 10/31/2025	12/17/2025

Thrivent Moderate Allocation Fund	Year ended 10/31/2025	12/17/2025

Thrivent Moderately Aggressive Allocation Fund	Year ended 10/31/2025	12/17/2025

Thrivent Moderately Conservative Allocation Fund	Year ended 10/31/2025	12/17/2025

Thrivent Money Market Fund	Year ended 10/31/2025	12/17/2025

Thrivent Multisector Bond Fund	Year ended 10/31/2025	12/17/2025

Thrivent Municipal Bond Fund	Year ended 10/31/2025	12/17/2025

Thrivent Short-Term Bond Fund	Year ended 10/31/2025	12/17/2025

Thrivent Small Cap Growth Fund	Year ended 10/31/2025	12/17/2025

Thrivent Small Cap Stock Fund	Year ended 10/31/2025	12/17/2025